February 20, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Prospectus dated December 31, 2019

The following information supplements and supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled
"Shareholder Guide—Choosing a Share Class—Additional Information About CDSCs":

The CDSC waiver on Class A and C shares redeemed due to a shareholder who purchased shares of the fund directly from the fund or through a financial intermediary receiving a required minimum distribution from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½ described in the fund's prospectus is replaced with the following:

•       Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

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